INCOME TAXES - Reconciliation of Statutory Income Tax Rate (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Taxes [Abstract]
Net (loss) income before income taxes	$ (42)	$ 2	$ 6
Income tax at statutory tax rate	(11)	1	2
International operations subject to different tax rates	13	0	0
Derecognition (Recognition) of deferred tax assets	0	0	(2)
Total income tax expense	$ 2	$ 1	$ 0